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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549





                          CMS ENERGY CORPORATION

                                    AND

                          CONSUMERS POWER COMPANY




                                 FORM 10-K

                                 EXHIBITS


                  FOR FISCAL YEAR ENDED DECEMBER 31, 1993


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The following exhibits are applicable to CMS Energy and Consumers except where otherwise indicated "CMS ONLY":


  CMS Energy
 and Consumers
Exhibit Numbers
- ---------------

(1)-(2)                  -  Not applicable.

(3)(a) (CMS ONLY)        -  Articles of Incorporation of CMS Energy
                            Corporation, as Amended.  (Designated in CMS
                            Energy Corporation's Form S-8 dated
                            June 30, 1989, File No 1-9513, as Exhibit
                            (4).)

(3)(b) (CMS ONLY)        -  Copy of the By-Laws of CMS Energy Corporation.

(3)(c)                   -  Restated Articles of Incorporation of
                            Consumers Power Company.

(3)(d)                   -  Copy of By-Laws of Consumers Power Company.

(4)(a)                   -  Composite Working Copy of Indenture dated as
                            of September 1, 1945, between Consumers Power Company and Chemical Bank (successor to Manufacturers Hanover Trust Company), as Trustee, including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979. (Designated in Consumers Power Company's Registration No 2-65973 as
                            Exhibit (b)(1)-4.)

                            Indentures Supplemental thereto:

                                                    Consumers
                                                  Power Company
                            Sup Ind/Dated as of   File Reference  Exhibit
                            -------------------  ---------------- -------

                            44th      11/15/79   Reg No 2-65973   (b)(1)-7
                            45th      01/15/80   Reg No 2-68900   (b)(1)-5
                            46th      01/15/80   Reg No 2-69704   (4)(b)
                            47th      06/15/80   Form 10-K for
                                                 year end Dec 31,
                                                 1980, File
                                                 No 1-5611        (4)(b)
                            48th      03/15/81   Reg No 2-73741   (4)(b)
                            49th      11/01/81   Reg No 2-75542   (4)(b)
                            50th      03/01/82   Form 10-K for
                                                 year end Dec 31,
                                                 1981, File
                                                 No 1-5611        (4)(b)
                            51st      08/10/82   Reg No 2-78842   (4)(f)
                            52nd      08/31/82   Reg No 2-79390   (4)(f)
                            53rd      12/01/82   Reg No 2-81077   (4)(f)
                            54th      05/01/83   Reg No 2-84172   (4)(e)
                            55th      09/15/83   Reg No 2-86751   (4)(e)
                            56th      10/15/83   Reg No 2-87735   (4)(e)
                            57th      03/01/84   Reg No 2-89215   (4)(e)
                            58th      07/16/84   Form 10-Q for
                                                 quarter ended
                                                 June 30, 1984,
                                                 File No 1-5611   (4)(f)
                            59th      10/01/84   Reg No 2-93438   (4)(c)
                            60th      06/01/85   Form 10-Q for
                                                 quarter ended
                                                 June 30, 1985,
                                                 File No 1-5611   (4)(f)
                            61st      10/15/86   Reg No 33-9732   (4)(e)
                            63rd      04/15/87   Form 10-Q for
                                                 quarter ended
                                                 June 30, 1987
                                                 File No 1-5611   (4)(f)
                            64th      06/15/87   Form 10-Q for
                                                 quarter ended
                                                 June 30, 1987
                                                 File No 1-5611   (4)(g)
                            65th      02/15/88   Form 8-K dated
                                                 Feb 18, 1988
                                                 File No 1-5611     (4)
                            66th      04/15/88   Form 10-Q for
                                                 quarter ended
                                                 March 31, 1988
                                                 File No 1-5611   (4)(d)
                            67th      11/15/89   Reg No 33-31866  (4)(d)
                            68th      06/15/93   Reg No 33-41126  (4)(c)
                            69th      09/15/93   Form 8-K dated
                                                 September 21,
                                                 1993 File No
                                                 1-5611             (4)

(4)(b) (CMS ONLY)        -  Indenture between CMS Energy Corporation and
                            NBD Bank, National Association, as Trustee.
                            (Designated in CMS Energy's Form S-3
                            Registration Statement filed May 1, 1992, File
                            No. 33-47629, as Exhibit (4)(a).)

                            First Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

                            Second Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

(5)-(9)                  -  Not applicable.

(10)(a)                  -  Credit Agreement dated as of May 1, 1989 among
                            Consumers Power Company, the Co-Managers, as defined therein, the Banks, as defined therein, the Lenders, as defined therein, and Citibank, NA, as Agent, and the Exhibits thereto. (Designated in Consumers Power Company's Form 10-Q for the quarter ended March 31, 1989, File No 1-5611, as
                            Exhibit (19).)

                            Letter amendment dated as of December 11, 1991. (Designated in Consumers Power
                            Company's Form 10-K for the year ended
                            December 30, 1991, File No. 1-5611, as Exhibit
                            (3)(d).)

(10)(b) (CMS ONLY)       -  Amended and Restated Credit Agreement dated as
                            of November 30, 1992 as Amended and Restated as of October 15, 1993, among CMS Energy
                            Corporation, the Banks, the Co-Agents, the Documentation Agent and the Operational Agent, all as defined therein, and the Exhibits thereto.

(10)(c)                  -  Employment Agreement dated as of August 1,
                            1990 among Consumers Power Company, CMS Energy Corporation and William T. McCormick, Jr. (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(c).)

(10)(d)                  -  Employment contract effective as of March 1,
                            1987 among CMS Energy Corporation, Consumers
                            Power Company and S. Kinnie Smith, Jr.
                            (Designated in Consumers Power Company's
                            Form 10-K for the year ended December 31, 1987, File No 1-5611, as Exhibit (10)(g).)

(10)(e)                  -  Employment Agreement effective as of June 15,
                            1988 among Consumers Power Company, CMS Energy Corporation and Victor J. Fryling.
                            (Designated in Consumers Power Company's
                            Form 10-K for the year ended December 31, 1988, File No 1-5611, as Exhibit (10)(i).)

(10)(f)                  -  Employment Agreement dated May 26, 1989
                            between Consumers Power Company and Michael G. Morris. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1990, File No 1-5611, as
                            Exhibit (10)(f).)

(10)(g)                  -  Employment Agreement dated May 26, 1989
                            between Consumers Power Company and David A.
                            Mikelonis.  (Designated in Consumers Power
                            Company's Form 10-K for the year ended
                            December 31, 1991, File No. 1-5611, as Exhibit
                            10(h).)

(10)(h)                  -  Employment Agreement dated May 26, 1989 among
                            Consumers Power Company, CMS Energy
                            Corporation and John W. Clark. (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(f).)

(10)(i)                  -  Employment Agreement dated March 25, 1992
                            between Consumers Power Company and Alan M.
                            Wright.  (Designated in Consumers Power
                            Company's Form 10-K for the year ended
                            December 31, 1992, File No. 1-5611, as Exhibit
                            10(j).)

(10)(j)                  -  Employment Agreement dated March 25, 1992
                            between Consumers Power Company and Paul A.
                            Elbert.  (Designated in Consumers Power
                            Company's Form 10-K for the year ended
                            December 31, 1992, File No. 1-5611, as Exhibit
                            10(k).)

(10)(k)                  -  Consumers Power Company's Executive Stock
                            Option and Stock Appreciation Rights Plan
                            effective December 1, 1989.   (Designated in
                            Consumers Power Company's Form 10-K for the year ended December 31, 1990, File No 1-5611, as Exhibit (10)(g).)

(10)(l)                  -  CMS Energy Corporation's Performance Incentive
                            Stock Plan effective as of December 1, 1989.
                            (Designated in CMS Energy Corporation's
                            Form 10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(h).)

(10)(m)                  -  CMS Deferred Salary Savings Plan effective
                            January 1, 1994.

(10)(n)                  -  Consumers Power Company's Annual Executive
                            Incentive Compensation Plan effective February 1993, as amended March 1994.

(10)(o)                  -  Consumers Power Company's Supplemental
                            Executive Retirement Plan effective
                            November 1, 1990.

(10)(p)                  -  Senior Trust Indenture, Leasehold Mortgage and
                            Security Agreement dated as of June 1, 1990 between The Connecticut National Bank and United States Trust Company of New York. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 4.1.)

                            Indenture Supplemental thereto:

                            Supplement No. 1 dated as of June 1, 1990.
                            (Designated in Midland Cogeneration Venture
                            Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 4.2.)

(10)(q)                  -  Collateral Trust Indenture dated as of June 1,
                            1990 among Midland Funding Corporation I,
                            Midland Cogeneration Venture Limited
                            Partnership and United States Trust Company of New York, Trustee. (Designated in CMS Energy Corporation's Form 10-Q for the quarter ended June 30, 1990, File No 1-9513, as
                            Exhibit (28)(b).)

                            Indenture Supplemental thereto:

                            Supplement No 1 dated as of June 1, 1990.
                            (Designated in Midland Cogeneration Venture
                            Limited Partnership's Form S-1 filed
                            November 23, 1990, File No 33-37977, as
                            Exhibit 4.4.)

(10)(r)                  -  Amended and Restated Investor Partner Tax
                            Indemnification Agreement dated as of June 1, 1990 among Investor Partners, CMS Midland Holdings Corporation as Indemnitor and CMS Energy Corporation as Guarantor. (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(v).)

(10)(s)                  -  Environmental Agreement dated as of June 1,
                            1990 made by CMS Energy Corporation to The
                            Connecticut National Bank and Others.
                            (Designated in CMS Energy Corporation's Form
                            10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(y) and
                            Form 10-Q for the quarter ended September 30, 1991, File No 1-9513, as Exhibit (19)(d).)**

(10)(t)                  -  Indemnity Agreement dated as of June 1, 1990
                            made by CMS Energy Corporation to Midland
                            Cogeneration Venture Limited Partnership.
                            (Designated in CMS Energy Corporation's
                            Form 10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(z).)**

(10)(u)                  -  Environmental Agreement dated as of June 1,
                            1990 made by CMS Energy Corporation to United States Trust Company of New York, Meridian Trust Company, each Subordinated Collateral Trust Trustee and Holders from time to time of Senior Bonds and Subordinated Bonds and Participants from time to time in Senior Bonds and Subordinated Bonds. (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No 1-9513, as Exhibit (10)(aa).)**

(10)(v)                  -  Amended and Restated Participation Agreement
                            dated as of June 1, 1990 among Midland
                            Cogeneration Venture Limited Partnership,
                            Owner Participant, The Connecticut National
                            Bank, United States Trust Company, Meridian
                            Trust Company, Midland Funding Corporation I, Midland Funding Corporation II, MEC Development Corporation and Institutional Senior Bond Purchasers. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 4.13.)

                            Amendment No 1 dated as of July 1, 1991.
                            (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(w).)

(10)(w)                  -  Power Purchase Agreement dated as of July 17,
                            1986 between Midland Cogeneration Venture
                            Limited Partnership and Consumers Power
                            Company. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as
                            Exhibit 10.4.)

                            Amendments thereto:

                            Amendment No 1 dated September 10, 1987.
                            (Designated in Midland Cogeneration Venture
                            Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 10.5.)

                            Amendment No 2 dated March 18, 1988.
                            (Designated in Midland Cogeneration Venture
                            Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 10.6.)

                            Amendment No 3 dated August 28, 1989.
                            (Designated in Midland Cogeneration Venture
                            Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 10.7.)

                            Amendment No 4A dated May 25, 1989.
                            (Designated in Midland Cogeneration Venture
                            Limited Partnership's Form S-1 filed November 23, 1990, File No 33-37977, as Exhibit 10.8.)

(10)(x)                  -  Request for Approval of Settlement Proposal to
                            Resolve MCV Cost Recovery Issues and Court
                            Remand, filed with the Michigan Public Service Commission on July 7, 1992, MPSC Case No. U-10127. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 10-K for the year ended December 31, 1991 as amended by Form 8 dated July 15, 1992 as Exhibit (28).)

(10)(y)                  -  Settlement Proposal Filed on July 7, 1992 as
                            Revised on September 8, 1992 by Filing with the Michigan Public Service Commission. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 8-K dated September 8, 1992 as Exhibit (28).)

(10)(z)                  -  Michigan Public Service Commission Order Dated
                            March 31, 1993, Approving with Modifications the Settlement Proposal Filed on July 7, 1992, as Revised on September 8, 1992. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 10-K for the year ended December 31, 1992 as Exhibit (10)(cc).

(10)(aa)                 -  Unwind Agreement dated as of December 10, 1991
                            by and among CMS Energy Corporation, Midland
                            Group, Ltd., Consumers Power Company, CMS
                            Midland, Inc., MEC Development Corp. and CMS
                            Midland Holdings Company.  (Designated in
                            Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(y).)

(10)(bb)                 -  Stipulated AGE Release Amount Payment
                            Agreement dated as of June 1, 1990, among CMS Energy Corporation, Consumers Power Company and The Dow Chemical Company. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(z).)

(10)(cc)                 -  Parent Guaranty dated as of June 14, 1990 from
                            CMS Energy Corporation to MCV, each of the Owner Trustees, the Indenture Trustees, the Owner Participants and the Initial Purchasers of Senior Bonds in the MCV Sale Leaseback transaction, and MEC Development. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(aa).)**

(11)-(12)                -  Not applicable.

(13)                     -  Not Applicable.

(14)-(20)                -  Not applicable.

(21)(a) (CMS ONLY)       -  Subsidiaries of CMS Energy Corporation.

(21)(b)                  -  Subsidiaries of Consumers Power Company.

(22)                     -  Not applicable.

(23)                     -  Consents of experts and counsel.

(24)                     -  Powers of Attorney.

(25)-(28)                -  Not applicable.


*Five copies of this exhibit have been signed by, or on behalf of, each of five Owner Participants. With regard to each of the agreements, each copy is substantially identical in all material respects except as to the parties thereto. Therefore, pursuant to Instruction 2, Item 601(a) of Regulation S-K, CMS Energy Corporation and Consumers Power Company are filing a copy of only one such document.

** Obligations of only CMS Holdings and CMS Midland, second tier subsidiaries of Consumers, and of CMS Energy but not of Consumers.

Exhibits listed above which have heretofore been filed with the Securities and Exchange Commission pursuant to various acts administered by the Commission, and which were designated as noted above, are hereby incorporated herein by reference and made a part hereof with the same effect as if filed herewith.

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